UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 22, 2006
TransCommunity Financial Corporation
(Exact name of registrant as specified in its charter)
Virginia	000-33355	54-2032355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4235 INNSLAKE DR - GLEN ALLEN, VA 23060
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (804) 934-9999

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          On September 22, 2006, TransCommunity Financial Corporation (the "Company") mailed a letter to its shareholders that summarized current developments with the Company.  A copy of this letter is being filed as an exhibit to this report and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits.

Exhibits
EX-99.1	Letter to shareholders dated September 19, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2006	By:	/s/ Bruce B. Nolte
Bruce B. Nolte President & Chief Executive Officer